SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 19, 2001


                          TELSCAPE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                    [________]                  75-2433637
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)             Identification No.)


       1325 Northmeadow Parkway, Suite 110, Roswell Georgia 30076 (Address
                  of principal executive offices and Zip code)

       Registrant's telephone number, including area code: (770) 432-6800

                                       N/A
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          (Former name or former address, if changed since last report)




Item 5.  Other Events.

As previously reported, Telscape International, Inc., a Delaware corporation (the "Company"), together with its affiliated debtors (the "Debtors"), filed voluntary Petitions for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware ("Bankruptcy Court") on April 27, 2001. David Neier has been appointed Chapter 11 Trustee for the Debtors (the "Trustee").

Due to the Chapter 11 proceeding, the Company will not file its Reports on Form 10-Q and Form 10-K. As a result of the Chapter 11 proceeding, the Company expects to shortly begin filing with the Bankruptcy Court the Company's Monthly Report of Cash Receipts and Disbursements.

Press Release

On July 19, 2001, ATSI Communications, Inc. ("ATSI") issued a press release entitled "ATSI Wins Bid to Acquire Telscape's Houston-Based Teleport Assets and Corporate Customer Base" ("ATSI Press Release") which contains several incorrect facts. This filing serves to correct statements made in the ATSI Press Release.

The ATSI Press Release states that ATSI had won the bid to acquire the Company's Houston-based teleport assets (the "Domestic Teleport Assets") and had been granted approval by the Bankruptcy Court for such sale. Although ATSI's original bid (which was disclosed in the ATSI Press Release) was accepted by the Trustee at the auction for the Domestic Teleport Assets, ATSI later changed its bid amount, when it learned, among other things, that the Domestic Teleport Assets being sold did not include any assets held by the Company's


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foreign subsidiaries engaged in the teleport business. ATSI's new bid voided the original agreement reached with the Trustee with respect to the Domestic
Teleport Assets. Although negotiations are still in progress, the Trustee has not yet accepted ATSI's new bid. The Bankruptcy Court has never approved the sale of the Domestic Teleport Assets to any party, including ATSI.

In its Press Release, ATSI also made references to financial data and projections relating to the Domestic Teleport Assets. Neither the Company nor the Trustee can provide any assurances as to the accuracy or completeness of these statements.

ATSI did not notify, seek approval, or consult with the Trustee prior to issuing the ATSI Press Release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits: none.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TELSCAPE INTERNATIONAL, INC.



                                 By:  /s/ David Neier, as Chapter 11 Trustee
                                      -------------------------------------
                                      Name:  David Neier, as Chapter 11 Trustee
                                             Title: Chief Executive Officer


Dated:  August 3, 2001